Pages where confidential treatment has been requested are stamped “Confidential Treatment

Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.23M

TWENTIETH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This TWENTIETH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”). This Amendment shall be effective as of January 1, 2012 (the “Effective Date”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) entered into effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

In connection with Customer’s migration to CSG’s Advanced Convergent Platform (“ACP”), CSG shall provide Customer with a dedicated environment which will consist of the common code base more particularly described in the Custom Roadmap as provided in the Agreement and shall not include any additional CSG Products and Services not identified in the Agreement (“Cycle D”). Customer desires to receive, and CSG agrees to provide, the option for Customer to (i) ***** the ********** of ******* * of **** for ACP, a major software release, to the date of completion of the Platform Migration, as described in Section 4(b) the Amended and Restated Third Amendment of the Agreement (i.e., such completion meaning that all of Customer’s Active Subscribers are on ACP and there are zero (0) subscribers in Cycle E and, except as provided for in the Nineteenth Amendment to the Agreement of even date herewith, CSG has completed all Custom Roadmap Development provided for in Attachment B to the A&R 3rd Amendment) (“Completion of the Platform Migration”), and (ii) ***** the remaining **** ACP ******** to allow for scheduling consistent with Customer’s business priorities.

1.	The Parties agree that Customers’ use of Cycle D is based upon and subject to the following assumptions and conditions:

(a)	Commencing as of the date of this Amendment, shared third party products and vendor services, including but not limited to ****** ***, financial institutions, electronic funds transfer (“EFT”), credit card, regulatory, or United States Postal Services (for purposes of this Amendment, “Third Party Vendor Products and Services”), will be handled in Cycle D as they were in Cycle E. In addition, Third Party Vendor Products and Services will require separate necessary deployment of functionality in conjunction with, and as regularly scheduled for in, the Cycle A/B release.

(b)	The fees agreed to in this Amendment for ***** of **** ******** for Customer’s Integrated Operations Testing (“IOT”) environments *********** and Cycle D production environments are based upon the Products and Services provided by CSG as of the Effective Date of this Amendment.

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

2.	Upon the Completion of the Platform Migration, the parties agree that Customer shall be on Release 1 of 2012 of the Cycle A/B production release and, depending upon the actual date of the Completion of the Platform Migration and subject to Section 3 below.

3.	Parties agree that Customer shall have the right to ***** additional **** ******** only, subject to the following conditions:

(a)	Customer shall provide written notice of the desire to exercise its right for a ******* ***** date no less than ************ **** **** prior to the Cycle A/B production release. Customer shall include projected dates for the requested ******** Period within its notice for the IOT environments as well as the Cycle D production environment. Upon Customer providing notice as described in this subsection, the parties shall mutually agree to a finalized ******** ******* date during the ************ **** **** prior to the Cycle A/B production release. ********* Period” shall mean the timeframe from the first delivery of the ******* **** in ACP IOT environments until Customer takes the ******* **** into production.

(b)	CSG reserves the right to review and approve Cycle D support and maintenance system changes for code fixes to production during the ******** period. Depending on the code fix, CSG may need to apply the fix to the ******* production version that Customer has yet to receive or back-port the fix to the ***** version that Customer is running in production. In the event that CSG does not approve the request to apply the fix to the version that Customer is running in production, CSG and Customer agree to follow the escalation process outlined in Section 23, entitled “Escalation” of the Agreement, to resolve the matter.

(c)	Customer shall implement the current version of production code (major or minor release) into all IOT environments within *** *** ***** of the same version of cycle A/B production code being released into Cycle D.

(d)	Customer shall implement the current version of Cycle A/B production code (major or minor release) into the Cycle D production environment within ********** **** **** of the A/B release production date.

(e)	Releases that are subject to a ******** Period (each a “******** Release”) in accordance with this Amendment shall not be implemented in Cycle D production environment sooner than ******** **** **** after the scheduled release production date for Cycle A/B.

(f)	******** Releases shall not be skipped or combined, with the exception of the ***** 2012 minor release which will be combined with Release 2 of 2012.

(g)	Release 3 of 2012 shall be implemented into the IOT environments and the Cycle D production environment no later than ******** *** 2012.

(h)	Cycle D production environment shall not be more than *** release (major or minor) ****** the Cycle A/B code base, with the exception that the April 2012 minor release will be combined with Release 2 of 2012.

(i)	Priority/Severity 3 or lower production issues will not be addressed during any ******** Period in Cycle D and IOT environments. Production issues resolved during any ******** Period will be applied to Cycle A/B code to be implemented with Cycle D bundle release into production. Priority/Severity * ** * production issues found in Cycle D during the applicable ******** Period that require code changes will be performed on an issue by issue basis for implementation in Cycle D. ******* release code issues discovered and code implemented in the new release Cycle A/B code will also be applied to Customer’s applicable IOT environments prior to release and shall also be delivered to production once the latest release has been implemented in Cycle D.

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(j)	Incident Report (“IR”) support throughout the ******** Period will be analyzed and handled on an individual time and materials basis for the standard rate of Annual Support Hours. CSG will make available to Customer a list of known defects and the associated timeframe for repairing the defect.

(k)	CSG and Customer agree that ******** major or minor code releases may require additional Annual Support Hours, which may exceed ***** ***** per release *******. Customer may request detail of Annual Support Hours charged to understand the hours billed to Customer.

(l)	The CSG standard implementation and validation process for code release installs will be performed during the Cycle D implementation.

(m)	Customer agrees to provide CSG with written notice of any Priority/Severity * issues, defined in the Agreement, applicable to the Cycle D production release prior to release in production. In the event that Customer and CSG agree that a Priority/Severity * issue exists prior to release in the Cycle D production environment, CSG agrees *** ** ********* *** **** **** ********** until the Severity * issue is resolved or reduced to a Severity ****** issue. In the event that Customer and CSG do not mutually agree as to the severity level or resolution of the issue, CSG and Customer agree to resolve the matter by following the process outlined in Section 23, entitled “Escalation” in the Agreement. The obligations provided herein shall not be exclusive to any other provisions relating to the parties for Priority/Severity issues resolution.

4.	Schedule H, entitled “CSG Systems, Inc. Business Continuity/Disaster Recovery Plan” will only apply to CSG production systems running on the particular CSG production code applicable to Customer at the time of disaster or recovery exercise.

5.	CSG and Customer agree to amend Schedule F, Fees, CSG Services, Section I, entitled “Processing,” subsection E.4, entitled “Database Maintenance and Programming Request,” as follows:

Description of Item/Unit of Measure	Frequency	Fee
l) ******** 2012 Cycle D Releases (*********** ******* payments in 2012) Note 1	************ ****	$*********

Note 1: In the event that Customer is not migrated to ACP by ******** *** 2012 based upon issues caused solely by ***, CSG agrees to ******* * ****** ** ********’* **** ******* ******* fees paid by Customer for the ******** 2012 Cycle D Release.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.

By:	/s/ Michael K. McClaskey
	Name:	Michael K. McClaskey
	Title:	Senior Vice President and Chief Information Officer
	Date:	1-12-12

CSG SYSTEMS, INC.

By:	/s/ Michael J. Henderson
	Name:	Michael J. Henderson
	Title:	EVP Sales & Marketing
	Date:	1/13/12